UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 3, 2005
                                                         ----------------

                            Old Line Bancshares, Inc.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


     Maryland                      000-50345                   20-0154352
     --------                      ---------           ------------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                          Identification No.)

                2995 Crain Highway
                Waldorf, Maryland                             20601
           --------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


         Registrant's Telephone Number, Including Area Code: 301-645-0333
                                                             ------------

                                       N/A
              ----------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ____ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

     ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 SFR 240.14d-2 (b))

     ____ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4 (c))




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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 3, 2005, Old Line Bancshares, Inc. ( the "Registrant") announced its earnings for the quarter and year ended December 31, 2005. For further information, reference is made to the Registrant's press release, dated February 3, 2005, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this ITEM 2.02 on Form 8-K.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits
                             99.1 Press Release dated February 3, 2005.








                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               OLD LINE BANCSHARES, INC.


February 3, 2005                               By:  /s/James W. Cornelsen
                                                    ---------------------
                                               James W. Cornelsen, President


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